SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 25, 2003


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                        000-25663                65-0841549
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                 3515 S.E. Lionel Terrace, Stuart, Florida 34997
     ----------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (772) 287-4846

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Item 5.  Other Events and Regulation F-D Disclosure.

         On November 17, 2003, UltraStrip Systems, Inc. announced at its annual shareholders meeting the Company's unaudited financial results for the first six months of 2003. A copy of the presentation making such announcement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

         99.1   Company presentation documentation dated November 17, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ULTRASTRIP SYSTEMS, INC.


                                  By:    /s/ Stephen R. Johnson
                                         -------------------------
                                  Name:  Stephen R. Johnson
                                  Title: President and Chief Executive Officer



Dated:  November 25, 2003

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                                  EXHIBIT INDEX
                            -------------------------

         99.l     Company presentation document dated November 17, 2003